EXHIBIT 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of EVERTEC, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that :
The Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2020	/s/ Joaquin A. Castrillo-Salgado
Joaquin A. Castrillo-Salgado
Chief Financial Officer